EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of BioFuel Energy, Corp. (the “Corporation”) on Form 10-Q for the quarterly period ended June 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kelly G. Maguire, Executive Vice President and Chief Financial Officer of the Corporation, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: August 13, 2013	/s/ Kelly G. Maguire
Kelly G. Maguire
Executive Vice President and
Chief Financial Officer